SUPPLEMENT TO THE CLASS R4 PROSPECTUS AND SUMMARY PROSPECTUS
OF WELLS FARGO DOW JONES TARGET DATE FUNDS
For the Wells Fargo Dow Jones Target 2055 Fund (the "Fund")

At a meeting held April 18-19, 2017 the Board of Trustees of the Fund approved the following changes effective on or about July 14, 2017.
I. Name Change Effective on or about July 14, 2017, the Fund will change its name to Wells Fargo Target 2055 Fund.
II. Principal Investment Strategy Changes Effective on or about July 14, 2017, subject to final approval by the Board of Trustees, which is expected to be sought at a meeting to be held in May 2017, the section entitled "Fund Summary – Principal Investment Strategies" is deleted and replaced with the following:

The Fund is a gateway fund that invests in various master portfolios ("Underlying Funds"), which in turn, invest in a combination of securities to gain exposure to equity and fixed income asset classes. The Fund gradually reduces its potential market risk exposures over time by generally re-allocating its assets among these asset classes, consistent with increasingly conservative strategic target allocations.
The equity Underlying Funds are each intended to provide exposure to a specific market segment. Those segments include U.S. large- and small-capitalization companies, international (non-U.S.) developed and emerging markets, and real estate. The U.S. large- and small-cap companies, international developed markets and emerging markets allocations are designed to replicate the performance of indexes created with a proprietary methodology. This methodology is designed to provide exposure to specific factors (or characteristics) that are commonly tied to a stock's potential for enhanced risk-adjusted returns relative to the market. Those factors include, but are not limited to value, quality, momentum, small size, and low volatility. The large-cap company allocation will be managed to replicate the performance of the Wells Fargo Factor Enhanced Large Cap Index. The small-cap company allocation will be managed to replicate the performance of the Wells Fargo Factor Enhanced Small Cap Index. The developed international allocation will be managed to replicate the performance of the Wells Fargo Factor Enhanced International Index. The emerging markets allocation will be managed to replicate the performance of the Wells Fargo Factor Enhanced Emerging Market Index.
The investment grade corporate bond and below investment grade corporate bond allocations will be managed to replicate the performance of indexes created with a proprietary index methodology. The methodology is designed to provide broadly diversified fixed income exposure and is constructed to enhance issuer diversification and liquidity versus other standard traditional passive bond indexes. The investment grade corporate bond allocation will be managed to replicate the performance of the Wells Fargo U.S. Investment Grade Corporate Bond Index. The below investment grade bond allocation will be managed to replicate the performance of the Wells Fargo U.S. High Yield Bond Index. The U.S. aggregate bond ex-corporate allocation, which includes mortgage- and asset-backed securities, will be managed to replicate the performance of the Bloomberg Barclays US Aggregate ex-Corporate Index. The emerging markets bond allocation will be managed to replicate the performance of the JP Morgan EMBI Global Diversified Index.
The Fund is primarily designed for investors expecting to retire and/or begin withdrawing funds around its target date of 2055. As the Fund's time horizon to its target date shortens, it generally replaces some of its equity holdings with fixed income holdings in an attempt to reduce market risk and thereby become more conservative in its asset allocation. This reallocation occurs according to a predetermined "glide path," which was developed based on long-term capital market return expectations, actuarial assumptions about life expectancy and retirement, and assumptions about investors' risk tolerance. The reallocation continues as the Fund's target year approaches and for the first ten years afterward. The Fund's target year of 2055 serves as a guide to the risk profile of the Fund, and your decision to invest in a Wells Fargo Target Date Fund with a particular target year and risk profile depends on your individual risk tolerance, among other factors.
The Fund will not reach its lowest strategic target allocation to equities until ten years past the Fund's target year. During the ten-year period after the Fund's target year, the Fund's asset allocation will increasingly resemble that of the Target Today Fund and at the end of the ten-year period, we will likely combine it with the Target Today Fund.
At their discretion, the Fund's portfolio managers may make changes to the Fund's glide path and asset allocation.

III. Glide Path In connection with these changes, the Fund's glide path will change. The Fund's equity allocation at retirement will be 40% and the lowest equity allocation will be 30%.

IV. Principal Investment Risks Changes Effective on or about July 14, 2017, the section entitled "Fund Summary – Principal Investment Risks" is supplemented to remove the following: Derivatives Risk, Futures Contracts Risk, Index Tracking Risk, and Investment Style Risk.  Additionally the following is added:

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as
 "junk bonds") have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

V. Management Fee and Contractual Expense Cap Changes Effective on or about July 14, 2017, the expense cap is being lowered as follows: The Manager has contractually committed through June 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.34%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

VI. Fund Management Changes Effective on or about July 14, 2017, Global Index Advisors, Inc. is being replaced with Wells Capital Management as sub-adviser to the Fund. Accordingly, the section entitled "Fund Summary – Fund Management" is deleted and replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kandarp Acharya, CFA, FRM, Portfolio Manager / 2017 Petros Bocray, CFA, FRM, Portfolio Manager / 2017 Christian Chan, CFA, Portfolio Manager / 2017

In addition, effective on or about July 14, 2017, disclosure concerning the sub-adviser and portfolio managers for the Fund in the section entitled "The Sub-Advisers and Portfolio Managers" is deleted and replaced with the following:

Wells Capital Management Incorporated ("Wells Capital Management"), is a registered investment adviser located at
 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

Kandarp R. Acharya, CFA, FRM Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm's Asset Allocation Committee.
 Petros Bocray, CFA, FRM Mr. Bocray joined Wells Capital Management in 2006, where he currently serves as a Portfolio
 Manager. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Wells Capital Management where he co-managed several of the team's portfolios.
 Christian L. Chan, CFA Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm's asset allocation mutual funds, and also served as the firm's Head of Investments.

VII. Distribution Changes Effective on or about July 14, 2017, the section entitled "Account Information – Distributions" is amended to reflect that the Fund makes distributions of investment income, if any, annually.

April 21, 2017	TD4K037/P607S4K